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                                                                     EXHIBIT 1.1

                                                       DRAFT: SEPTEMBER 10, 1997
                                                       -------------------------


                            UNDERWRITING AGREEMENT

                                                                          , 1997

Salix Holdings, Ltd.
3600 W. Bayshore Rd., Suite 205
Palo Alto, California  94303

Attention:     Randy Hamilton
               President and Chief Executive Officer
----------------------------------------------------


     The undersigned, Levesque Beaubien Geoffrion Inc. ("Levesque"), Yorkton Securities Inc. ("Yorkton"), Marleau, Lemire Securities Inc. ("Marleau") and Midland Walwyn Capital Inc. ("Midland") (collectively, the "Underwriters" and each individually an "Underwriter") understand that Salix Holdings, Ltd. (the "Corporation") proposes to issue and sell to the Underwriters 3,000,000 common shares of the Corporation (the "Firm Shares") pursuant to this Agreement. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Corporation shall issue and sell to the Underwriters up to an additional 450,000 common shares of the Corporation (the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Purchased Shares".

     The Corporation and the Underwriters confirm their Agreement as follows:


                                  DEFINITIONS

In this Agreement:

"1933 ACT" means the United States Securities Act of 1933, as amended;

"1934 ACT" means the United States Securities Exchange Act of 1934, as amended, including the rules and regulations adopted by the SEC thereunder;

"ADDITIONAL CLOSING DATE" has the meaning given to it in subparagraph 2(b);

"ADDITIONAL SHARES" has the meaning given to it above;
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"AGREEMENT" means the agreement resulting from the acceptance by the Corporation of the offer made by the Underwriters by this letter;

"BUSINESS DAY" means a day which is not a Saturday, a Sunday or a statutory or civic holiday in Montreal, Toronto or Palo Alto;

"CANADIAN PRELIMINARY PROSPECTUS" has the meaning given to it in paragraph 1;

"CANADIAN FINAL PROSPECTUS" has the meaning given to it in paragraph 1;

"CANADIAN SECURITIES LAWS" means all applicable securities laws in each of the Qualifying Provinces and the respective regulations under such laws together with applicable published policy statements of the Canadian Securities Regulatory Authorities;

"CANADIAN SECURITIES REGULATORY AUTHORITIES" means the securities regulatory authorities in each of the Qualifying Provinces;

"CANADIAN SUPPLEMENTED PROSPECTUS" has the meaning given to it in paragraph 1;

"CLAIM" has the meaning given to it in subparagraph 10(b);

"CLOSING" means the completion of the issue and sale by the Corporation of the Firm Shares or Additional Shares, as applicable, and the purchase by the Underwriters of the Firm Shares or Additional Shares, as applicable, pursuant to this Agreement;

"CLOSING DATE" means ____, 1997 or such other date as the Corporation and the Underwriters may agree upon in writing;

"CLOSING TIME" means __.m. (______time) on the Closing Date or Additional Closing Date or such other time on the Closing Date or Additional Closing Date as the Corporation and the Underwriters may agree;

"COMMON SHARES" means the common shares of the Corporation;

"CORPORATION" has the meaning given to it above;

"EFFECTIVE DATE" has the meaning given to it in paragraph 1;

"FIRM SHARES" has the meaning given to it above;

"INDEMNIFIED PARTY" has the meaning given to it in subparagraph 10(1));

"INDEMNIFIER" has the meaning given to it in subparagraph 11(a);

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"MATERIAL SUBSIDIARIES" means Salix Pharmaceuticals, Inc. (a California corporation) ("SPI") and Glycyx Pharmaceuticals, Ltd. (a Bermuda corporation) ("GPL");

"NOTICE" has the meaning given to it paragraph 20;

"NASD" means the National Association of Securities Dealers, Inc.;

"OSC" means the Ontario Securities Commission;

"PRELIMINARY PROSPECTUS" has the meaning given to it in paragraph 1;

"PREP INFORMATION" has the meaning given to it in paragraph 1;

"PREP PROCEDURES" has the meaning given to it in paragraph 1;

"PROSPECTUS" has the meaning given to it in paragraph 1;

"PROSPECTUS AMENDMENT" means any amendment to the Prospectus;

"PURCHASED SHARES" has the meaning given to it above;

"QUALIFYING PROVINCES" means all of the provinces of Canada;

"REGISTRATION STATEMENT" has the meaning given to it in paragraph 1;

"RULE 430A INFORMATION" has the meaning given to it in paragraph 1;

"RULES AND REGULATIONS" means the rules and regulations of the SEC under the 1933 Act;

"SEC" means the United States Securities and Exchange Commission;

"UNDERWRITER" and "UNDERWRITERS" have the respective meanings given to them above;

"UNDERWRITING FEE" has the meaning given to it in paragraph 6;

"UNITED STATES" means the United States of America (including the states thereof and the District of Columbia), and its territories, its possessions and other areas subject to its jurisdiction;

"U.S. PERSONS" has the meaning ascribed thereto under Regulation S of the 1933 Act;

"U.S. PRELIMINARY PROSPECTUS" has the meaning given to it in paragraph 1;

"U.S. PROSPECTUS" has the meaning given to it in paragraph 1;

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"U.S. SECURITIES LAWS" means the 1933 Act, the 1934 Act and any applicable U.S.
state securities or "Blue Sky" laws; and

"U.S. SUPPLEMENTED PROSPECTUS" has the meaning given to it in paragraph 1.

     Unless otherwise expressly provided in this Agreement, words importing only the singular number include the plural and vice versa and words importing gender include all genders. References to "paragraphs" or "subparagraphs" are to the appropriate paragraph or subparagraph of this Agreement.


                             TERMS AND CONDITIONS

1.   PROSPECTUS AND REGISTRATION STATEMENT

     The Corporation has prepared and filed a preliminary prospectus dated August 15, 1997 with respect to the Purchased Shares (the "Canadian Preliminary Prospectus") under Canadian Securities Laws in the English language in each of the Qualifying Provinces and in the French language in the Province of Quebec. The Corporation has also prepared and filed with the SEC a registration statement on Form S-1 (File No. 333-33781) with respect to the Purchased Shares in conformity in all material respects with the requirements of the 1933 Act and the Rules and Regulations and has filed with the SEC such amendments thereof as may have been required to the date of this Agreement.

     The Corporation has also elected to rely upon the rules and procedures established pursuant to National Policy No. 44 of the Canadian Securities Administrators for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP Procedures") and Rule 430A under the 1933 Act and (a) has prepared and filed (i) in the English language in each of the Qualifying Provinces and in the French language in the Province of Quebec, a final prospectus omitting the PREP Information (as hereinafter defined) (in the English and French languages, collectively, the "Canadian Final Prospectus") for which a final National Policy No. 1 receipt has been obtained from the OSC and
(ii) with the SEC, an amendment to such registration statement, in which form the Registration Statement became effective on _____, 1997 (the "Effective Date"), and, (b) will prepare and file, promptly after the execution of this Agreement (i) in the English language with each of the Canadian Securities Regulatory Authorities and in the French language in the Province of Quebec, in accordance with the PREP Procedures, the Canadian Final Prospectus supplemented by the PREP Information (in the English and French languages, collectively, the "Canadian Supplemented Prospectus") and (ii) with the SEC, a final prospectus in accordance with Rule 430A and 424(b) of the Rules and Regulations (the "U.S. Supplemented Prospectus"). The information, if any, included in the Canadian Supplemented Prospectus that is omitted from the Canadian Final Prospectus, but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Final Prospectus as of the date of the Canadian Supplemented Prospectus, is referred to herein as

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the "PREP Information".  The information included in the U.S. Supplemented
Prospectus that is permitted, pursuant to Rule 430A of the Rules and Regulations, to be omitted from the Registration Statement when it becomes effective is referred to herein as the "Rule 430A Information".

     As used in this Agreement: "Registration Statement" shall mean such registration statement on Form S-1 filed with the SEC at the time such registration statement became effective, including the exhibits thereto and the documents incorporated by reference therein and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended; provided, however, that the Registration Statement shall be deemed to include all Rule 430A Information omitted from the prospectus filed as part of the Registration Statement and contained in the U.S. Supplemented Prospectus; "U.S. Prospectus" shall mean the prospectus in the form included in the Registration Statement, including the documents incorporated by reference therein, except that from and after the time the U.S. Supplemented Prospectus is filed with the SEC pursuant to Rule 424(b), the term "U.S. Prospectus" shall mean such U.S. Supplemented Prospectus; "Canadian Prospectus" shall mean the Canadian Final Prospectus for which a receipt has been obtained from the OSC, except that from and after the time the Canadian Supplemented Prospectus is filed with the OSC, the term "Canadian Prospectus" shall mean such Canadian Supplemented Prospectus; "Preliminary Prospectuses" shall mean (i) the Canadian Preliminary Prospectus and (ii) the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the SEC, and as such prospectus shall have been amended from time to time prior to the date of the U.S. Prospectus. The U.S. Supplemented Prospectus and the Canadian Supplemented Prospectus are herein collectively called the "Supplemented Prospectuses" and the U.S. Prospectus and the Canadian Prospectus are herein collectively called the "Prospectuses".

2.   (a)  OFFER TO PURCHASE

     Subject to the terms and conditions of this Agreement, the Underwriters severally and not jointly offer to purchase from the Corporation, in the proportions set forth in subparagraph 14(a), and by its acceptance of this Agreement the Corporation agrees to issue and sell to the Underwriters the Firm Shares, at the Closing Time on the Closing Date, at a price of Cdn. $_____ per share, being an aggregate price of Cdn. $______. It is understood that the agreement resulting from such offer relates to all, but not less than all, of the Firm Shares to be purchased and sold hereto.

     (b)  ADDITIONAL SHARES

     In addition, the Corporation hereby grants to the Underwriters, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters, the option to purchase all or any part of the Additional Shares for a purchase price of Cdn. $______ per share. This option may be exercised at any time, in whole or in part, on or before the sixtieth day

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following the Closing Date, by written notice by the Underwriters to the
Corporation. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as determined by the Underwriters, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the third Business Day after the date on which the option shall have been exercised nor later than the fifth Business Day after the date on which the option shall have been exercised. Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as the Underwriters may request in writing at least two full Business Days prior to the Additional Closing Date.

     The portion of Additional Shares to be sold to each Underwriter shall be the same portion of the Firm Shares being purchased by such Underwriter as set forth opposite the name of such Underwriter in subparagraph 14(a) hereof.

     (c)  U.S. BROKER-DEALERS

     It is understood that the Underwriters may, from time to time, sell any or all of the Purchased Shares to NBC Levesque International Ltd., Yorkton Capital Inc., Marleau Lemire (USA), Inc. or Midland Walwyn Capital Corporation (together, the "U.S. Dealers"), who are broker-dealers registered as such with the SEC under section 15 of the 1934 Act and members of the NASD, for distribution in certain states of the United States which have been identified to the Corporation. Any such sales by the Underwriters to U.S. Dealers shall be at then applicable public offering price less the selling concession that would apply if such sales were made by the Underwriters. Each of the U.S. Dealers will be duly licensed broker-dealers in each jurisdiction in which it offers to sell Purchased Shares. The Underwriters will not sell or distribute any Purchased Shares in the United States, but may offer and sell Purchased Shares in the United States through the U.S. Dealers in accordance with this Agreement and applicable laws. The U.S. Dealers may not sell or distribute any Purchased Shares in Canada.

3.   RESTRICTIONS ON SALE

     The Underwriters agree to not distribute the Purchased Shares in such a manner as to require registration of the Purchased Shares or the filing of a prospectus with respect to the Purchased Shares under the laws of any jurisdiction other than the applicable laws of the Qualifying Provinces and the applicable federal laws of the United States, and to only distribute the Purchased Shares in the Qualifying Provinces and the United States in accordance with all applicable laws, including the applicable state securities laws of the United States. Sales in the United States will be limited to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) and (7) under the 1933 Act. Any agreements between the Underwriters and the members of any banking or selling group will contain restrictions similar to those contained in this paragraph.

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     For purposes of this paragraph 3, the Underwriters shall be entitled to assume that the Purchased Shares are qualified for distribution in any Qualifying Province where a receipt or other evidence of acceptance of the Canadian Prospectus shall have been obtained from the applicable Canadian Securities Regulatory Authority following the filing of the Canadian Prospectus. The Underwriters shall (i) use all reasonable efforts to complete the distribution in Canada as soon as possible after the Closing Date or Additional Closing Date, as applicable; and (ii) notify the Corporation when, in their opinion, the Underwriters have ceased distribution of the Purchased Shares and provide a breakdown of the number of Purchased Shares distributed in each of the Qualifying Provinces where such breakdown is required for the purpose of calculating fees payable to the applicable Canadian Securities Regulatory Authorities.

4.   COVENANTS OF THE CORPORATION

     The Corporation covenants and agrees with the Underwriters that:

     (a) It shall fulfil all legal requirements to be fulfilled by the Corporation to enable the Purchased Shares to be offered for sale and sold to the public in (i) each of the Qualifying Provinces by or through the Underwriters and other investment dealers and brokers who comply with the applicable securities laws of the Qualifying Provinces and (ii) in the states of the United States by the U.S. Dealers which have been identified by the Underwriters prior to the signing of this Agreement. The Corporation shall file the Canadian Supplemented Prospectus with each of the Canadian Securities Regulatory Authorities in accordance with the PREP Procedures and the U.S. Supplementary Prospectus with the SEC in accordance with Rule 424(b) of the Rules and Regulations, within all applicable required time frames and in any event no later than _____, 1997, and will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing, when such filings have been made.

     (b) It will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of any request by any of the Canadian Securities Regulatory Authorities or the SEC, as applicable, for any amendment of or supplement to the Registration Statement, either of the Preliminary Prospectuses or the Prospectuses or for additional information; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the issuance by any Canadian Securities Regulatory Authority, The Toronto Stock Exchange or the SEC of any order having the effect of ceasing or suspending the distribution of the Purchased Shares or the trading in the Common Shares or the initiation, or the threatening, of any proceeding for such purpose; and (iii) for the period of time referred to in subparagraph 4(n), of any material change (or of any circumstance in which there is a reasonable possibility that there has been such a change) in the Corporation's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event in respect of the Corporation, including the filing of any information, documents or reports pursuant to Canadian Securities Laws or the 1934 Act, that (A) insofar as the 1933 Act is concerned, makes any statement of a material fact made in the Registration Statement or the U.S. Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the U.S. Prospectus (as then amended or supplemented) in order to state a material fact required by the 1933 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (1) in the case of the Registration Statement, not misleading and (2) in the case of the U.S. Prospectus (as then amended or supplemented), in light of the circumstances under which they were made, not misleading, or (B) insofar as Canadian Securities Laws are concerned, is, or may be, of such a nature as would result in the Canadian Preliminary Prospectus or the Canadian Prospectus or any amendment or supplement thereto, as they are immediately prior to such change, containing a misrepresentation or which would result in any of such documents, as they are immediately prior to such change, not complying with the laws of any Qualifying Province or which change would be expected to have a significant effect on the market price or value of the Common Shares, or (C) would result in the necessity to amend or supplement the Prospectuses (as then amended or supplemented) to comply with the 1933 Act or Canadian Securities Laws, as applicable.

     (c) If at any time the SEC shall issue or propose to enter any stop order suspending the effectiveness of the Registration Statement, or any of the SEC, any Canadian Securities Regulatory Authority or The Toronto Stock Exchange shall issue or propose to issue any order having the effect of ceasing or suspending the distribution of the Purchased Shares or the trading in the Common Shares, the Corporation will make every commercially reasonable effort to prevent the issuance of any such order and, if issued, to obtain the withdrawal of such order at the earliest possible time.

     (d) If, during such period after the first date of the public offering of the Purchased Shares as in the opinion of counsel to the Underwriters the U.S. Prospectus or the Canadian Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as contemplated by subparagraph 4(b)(iii) hereto or if, in the reasonable opinion of counsel to the Underwriters, it is necessary to amend or supplement the Canadian Prospectus or the U.S. Prospectus to comply with Canadian Securities Laws, the 1933 Act or the Rules and Regulations, it will forthwith prepare, file with the SEC and the Canadian Securities Regulatory Authorities and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Corporation) to which Purchased Shares may have been sold by the Underwriters and to any other dealers upon request, either amendments or supplements to the U.S. Prospectus or the Canadian Prospectus (to be effected, if necessary, by the filing with the SEC of a post-effective amendment to the Registration Statement) so that the statements in the U.S. Prospectus or the Canadian Prospectus as so amended or supplemented will not in the light of the circumstances when the U.S. Prospectus or the Canadian Prospectus is delivered to a purchaser, be misleading or so that the U.S. Prospectus or the Canadian Prospectus, as amended or supplemented, will comply with the Canadian Securities Laws and U.S. Securities Laws; in the event that the Corporation and the Underwriters agree that the Prospectuses should be amended or supplemented, the Corporation, if requested by the Underwriters, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

     (e) Until the distribution of the Purchased Shares shall have been completed, it shall promptly take or cause to be taken all additional steps and proceedings that from time to time may be required under Canadian Securities Laws to continue to qualify the Purchased Shares for distribution under the Canadian Prospectus, or in the event that the Purchased Shares have, for any reason, ceased to so qualify, to again so qualify the Purchased Shares.

     (f) It will file such consents to service of process or other documents necessary or appropriate in order to effect the registration or qualification of the Purchased Shares in the Qualifying Provinces and the United States; provided that in no event shall the Corporation be obligated to qualify to do business in any jurisdiction where it is not now otherwise required to be so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Purchased Shares, in any jurisdiction where it is not now so subject.

     (g) It will make generally available to its security holders (within the meaning of Rule 158 of the Rules and Regulations) an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act.

     (h) During the period of three years hereafter, it will furnish to the Underwriters (i) as soon as available, a copy of each report of the Corporation mailed to shareholders or filed with the SEC or the Canadian Security Regulatory Authorities and (ii) every material press release and every material news item

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          or article in respect of the Corporation or its affairs which was generally released to its shareholders or prepared for general release by the Corporation.

     (i) For a period of 90 days after the Closing Date (the "Lock-Up Period"), it will not, directly or indirectly, without the prior written consent of Levesque, on behalf of the Underwriters, which consent shall not be unreasonably withheld, issue or sell any Common Shares or any right to acquire Common Shares, except that the Corporation may (i) grant options to purchase Common Shares pursuant to the Corporation's stock option plans and (ii) may issue Common Shares pursuant to the exercise of previously granted options and may issue securities of the Corporation, including its Common Shares in connection with in-licensing arrangements or similar acquisitions by the Corporation of products, rights, assets or shares.

     (j)  It will furnish to the Underwriters, without charge:

          (i) upon execution and delivery of this Agreement, a copy of the Canadian Preliminary Prospectus and the Canadian Prospectus, and concurrently with the filing thereof with the Canadian Securities Regulatory Authorities, the Canadian Supplemented Prospectus, in each case in the English language signed and certified as required by Canadian Securities Laws and including the documents incorporated therein by reference, if any;

          (ii) upon execution and delivery of this Agreement, a copy of the Canadian Preliminary Prospectus and the Canadian Prospectus, and concurrently with the filing thereof with the Commission des valuers mobilieres du Quebec, the Canadian Supplemented Prospectus, in each case in the French language signed and certified as required by the Canadian Securities Laws applicable in Quebec and including the documents incorporated therein by reference, if any;

          (iii) upon execution and delivery of this Agreement, a copy of the Registration Statement and any amendments thereto (including exhibits) prior to effectiveness thereof, and the Registration Statement (including exhibits), signed as required by the 1933 Act and the Rules and Regulations and such number of conformed copies thereof, but without exhibits, as the Underwriters may request;

          (iv) upon execution and delivery of the Agreement, a copy of the U.S. Preliminary Prospectus and the U.S. Prospectus, and concurrently with the filing thereof with the SEC, the U.S. Supplemented Prospectus;

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          (v)    during the period described in subparagraph 4(n) hereof, upon filing thereof, a copy of any other document required to be filed by the Corporation under the 1933 Act or the Canadian Securities Laws;

          (vi) upon execution and delivery of this Agreement, legal opinions dated the date of the Canadian Preliminary Prospectus and the Canadian Prospectus, and at the time of delivery to the Underwriters pursuant to this paragraph 4 of the Canadian Supplemented Prospectus or any amendment or supplement to the Canadian Prospectus, a legal opinion dated the date of the Canadian Supplemented Prospectus or such amendment or supplement, in form and substance satisfactory to the Underwriters, addressed to the Underwriters, the Corporation, their respective counsel, and the Chief Financial Officer and the directors of the Corporation from Mendelsohn Rosentzveig Shacter, to the effect that the French language version of each of the Canadian Preliminary Prospectus, the Canadian Prospectus, the Canadian Supplemented Prospectus or any such amendment or supplement, together with all documents incorporated therein by reference is, in all material respects (except for any capitalization tables, financial statements, notes to financial statements and auditors reports, selected and summary financial and operating data and management's discussion and analysis of financial condition and results of operations (collectively, the "Financial Information"), a complete and accurate translation of the English language version thereof, and that the English and French language versions are not susceptible of any materially different interpretation with respect to any material matter contained therein;

          (vii) upon execution and delivery of this Agreement, opinions dated the date of the Canadian Preliminary Prospectus and the Canadian Prospectus, and at the time of delivery to the Underwriters pursuant to this paragraph 4 of the Canadian Supplemented Prospectus or any amendment or supplement to the Canadian Prospectus, an opinion dated the date of the Canadian Supplemented Prospectus or such amendment or supplement, in form and substance satisfactory to the Underwriters, addressed to the Underwriters, the Corporation, their respective counsel and the directors of the Corporation from the Corporation's auditors to the effect that the French language version of the Financial Information set forth in each of the Canadian Preliminary Prospectus, the Canadian Prospectus, the Canadian Supplemented Prospectus or any such amendment or supplement is, in all material respects, a complete and accurate translation of the English language version thereof;

          (viii) at the time of delivery to the Underwriters pursuant to this paragraph 4 of the U.S. Supplemented Prospectus and the Canadian Supplemented Prospectus or any amendment or supplement thereto, a "long-form" comfort letter dated the date of such Prospectuses or such amendment or supplement, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and the Chief Financial Officer and the directors of the Corporation from the auditors of the Corporation, with respect to certain financial and accounting information relating to the Corporation in the Prospectuses or such amendment or supplement, which letter shall be in addition to the auditors' report contained in such documents and the auditors' comfort letter addressed to the Canadian Securities Regulatory Authorities; and

          (ix) as soon as possible, but in no event later than the second Business Day after the date hereof, a legal opinion dated the date of the Canadian Supplemented Prospectus, in form and substance satisfactory to the Underwriters, addressed to the Underwriters from Mendelsohn Rosentzveig Shacter, regarding compliance with the laws of Quebec relating to the use of the French language in connection with the distribution of the Purchased Shares.

     (k) Concurrently with the delivery of any Prospectus Amendments pursuant to subparagraph (d) hereto, the Corporation shall deliver to the Underwriters, with respect to such Prospectus Amendments, documents similar to those referred to in subparagraphs 4(k)(vi), (vii), (viii),
          (ix) and (x).

     (l) It will not (i) file any amendment to the Registration Statement or make or file any amendment or supplement to the Prospectuses of which the Underwriters shall not previously have been advised or to which the Underwriters shall reasonably object in writing after being so advised or (ii) so long as, in the written opinion of counsel for the Underwriters (a copy of which shall be delivered to the Corporation) a prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to Canadian Securities Laws or the 1934 Act, without delivering a copy of such information, documents or reports to Levesque, as representative of the Underwriters, prior to or concurrently with such filing.

     (m) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the written opinion of counsel for the Underwriters a Prospectus is required by the 1933 Act or Canadian Securities Laws, as applicable, to be delivered in connection with sales by any Underwriter or dealer, the Corporation will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the

          Canadian Prospectus, as applicable (and of any amendment or supplement thereto) and in such cities as the Underwriters may request. The Corporation consents to the use of the Prospectuses (and of any amendment or supplement thereto) in accordance with the provisions of U.S. Securities Laws and Canadian Securities Laws, both in connection with the offering and sale of the Purchased Shares and for such period of time thereafter as the U.S. Prospectus or the Canadian Prospectus, as applicable, is required by the 1933 Act or Canadian Securities Laws to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event of the type described in paragraph 4(b) hereof shall occur, or if it is necessary to supplement or amend the Prospectuses to comply with the 1933 Act, Canadian Securities Laws or any other law, the Corporation will forthwith furnish to the Underwriters and dealers such number of copies thereof as the Underwriters may request.

     (n) Prior to the filing of the Prospectuses, and any amendments or supplements thereto, the Corporation shall allow the Underwriters and their counsel to participate fully in the preparation of such documents, and shall have allowed the Underwriters and their counsel to conduct all due diligence which the Underwriters may require to conduct in order to fulfil their obligations as underwriters and in order to enable the Underwriters responsibly to execute any certificate required to be executed by the Underwriters with respect to the Canadian Prospectus, and any amendments or supplements thereto, which certificate the Underwriters agree to execute unless they have a reasonable reason for not doing so.

5.   REPRESENTATIONS AND WARRANTIES

     The Corporation represents and warrants to, and agrees with, each Underwriter that:

     (a) The Corporation meets the general eligibility requirements for use of Form S-1 under the 1933 Act and is eligible to file a prospectus with the Canadian Securities Regulatory Authorities and to use the PREP Procedures.

     (b) The Corporation has prepared and filed a submission to jurisdiction and an appointment of agent for service of process in the form required by Canadian Securities Regulatory Authorities in conjunction with the filing of the Canadian Prospectus.

     (c) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Corporation's knowledge, threatened by the SEC. No Canadian Securities Regulatory Authority, nor any stock exchange in Canada or any court has issued an order preventing or suspending the use of the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus or the U.S. Prospectus or preventing the distribution of the Purchased Shares or instituted proceedings for that purpose.

     (d) (i) the Corporation complies with the laws of its jurisdiction of incorporation, except where the failure to so comply would not have a material adverse effect; (ii) the Canadian Preliminary Prospectus and the Canadian Final Prospectus comply and the Canadian Supplemented Prospectus will comply in all material respects with the requirements of all applicable Canadian Securities Laws; the Canadian Supplemented Prospectus, together with any documents filed in connection therewith and all documents incorporated by reference therein and the U.S. Supplemented Prospectus will have been delivered to the Underwriters within two business days after the date of this Agreement; (iii) insofar as Canadian Securities Laws are concerned, the Canadian Prospectus and any amendments thereof and supplements thereto constitute or will constitute full, true and plain disclosure of all material facts relating to the Corporation and its Material Subsidiaries taken as a whole, and the Purchased Shares, and does not or will not include an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary in order to make a statement not misleading in the light of the circumstances under which it is made; (iv) at the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, and at the Closing Date and the Additional Closing Date, if any, the Registration Statement and the U.S. Prospectus and any amendments thereof and supplements thereto comply or will comply in all material respects with the applicable provisions of U.S. Securities Laws and do not or will not contain an untrue statement of a material fact and do not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (A) in the case of the Registration Statement, not misleading and (B) in the case of the U.S. Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements contained in the second, fourth, fifth, ninth or tenth paragraphs of the section of the Prospectuses entitled "Plan of Distribution", the table included in the section entitled "Underwriting" which identifies the underwriters and the allocation of the Shares among them, or the information in the last paragraph of the outside front cover page of the U.S. Prospectus and the last two paragraphs of the outside front cover page of the Canadian Prospectus.

     (e) the consolidated financial statements of the Corporation (including all notes and schedules thereto) included (or incorporated by reference) in the Registration Statement and the Prospectuses present fairly the financial position, the results of operations, retained earnings, and changes in financial position and the other information purported to be shown therein of the Corporation on a consolidated basis at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary financial data included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements of the Corporation and its Material Subsidiaries included in the Prospectuses.

     (f) Ernst & Young, LLP who are reporting upon the audited financial statements of the Corporation included in the Registration Statement and the Prospectuses, are, and during the periods covered by their reports were, auditors of the Corporation and independent with respect to the Corporation within the meaning of the laws of its jurisdiction of incorporation and applicable Canadian Securities Laws, and are independent auditors as required by the 1933 Act and the Rules and Regulations.

     (g) The Corporation and each of the Material Subsidiaries has been duly organized and is validly existing as a corporation under the laws of its respective jurisdiction of incorporation. The Corporation and each of the Material Subsidiaries are duly registered and qualified to transact business and are in good standing as foreign corporations in each jurisdiction in which the character or location of their respective assets or properties (owned, leased or licensed) or the nature of their respective businesses makes such qualification necessary, except where the failure to so register or qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole. The Corporation and each of the Material Subsidiaries have all requisite corporate power and authority, and all necessary authorization, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, "Permits"), to own, lease, operate and license their assets and properties and to the conduct of their businesses as now being conducted and as described in the Registration Statement and the Prospectuses, except where the failure to have any such Permit would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole, and no such Permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectuses; and the Corporation has all such corporate power and authority, and such Permits to enter into, deliver and perform this

          Agreement and to issue and sell the Purchased Shares (except for requirements of The Toronto Stock Exchange and requirements under the Canadian Securities Laws and the U.S. Securities Laws which will be satisfied on or prior to the Closing Date or the Additional Closing Date, as applicable).

     (h) All necessary corporate action has been duly and validly taken by the Corporation to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Purchased Shares by the Corporation. This Agreement has been duly and validly authorized, executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation and is enforceable in accordance with its terms, except as enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and except as limited by the application of equitable principles when equitable remedies are sought.

     (i) No authorization, approval, consent or license of any government, governmental instrumentality or court in Canada or in the United States (other than requirements of The Toronto Stock Exchange and requirements under the U.S. Securities Laws and Canadian Securities Laws which will be satisfied prior to the Closing Date or the Additional Closing Date, as applicable), is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby including the valid authorization, issuance, sale and delivery of the Purchased Shares as contemplated by the Prospectuses.

     (j) The Corporation and the Material Subsidiaries own or have a valid license to use all patents, patent applications, inventions, trademarks, trade names, registrations and applications for registration of trademarks, service marks, service mark registrations and applications for registration, copyrights, copyright registrations and applications for registration, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any of the foregoing and any other intangible property and assets (herein called the "Proprietary Rights") which are material to the businesses of the Corporation and the Material Subsidiaries as now conducted and as proposed to be conducted, in each case as described in the Prospectuses. The description of the Proprietary Rights in the Prospectuses is correct in all material respects and fairly and correctly describes the Corporation's and the Material Subsidiaries' rights with respect thereto. The Corporation does not have any knowledge of, and the Corporation has not given or received an notice of, any pending conflicts with or infringement of the rights of others with respect to the Corporation's and the Material Subsidiaries' use of any Proprietary Rights or with respect to any license of the Corporation's and the Material Subsidiaries of Proprietary Rights. Except as disclosed in the Prospectuses, no action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or, to the best knowledge of the Corporation, threatened, which involves any Proprietary Rights. Except as disclosed in the Prospectuses, neither the Corporation nor any Material Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any federal, provincial, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. To the best knowledge of the Corporation, no Proprietary Rights used by the Corporation or any of the Material Subsidiaries, and no services or products sold by the Corporation or any of the Material Subsidiaries, conflict with or infringe upon any Proprietary Rights available to any third party. Neither the Corporation nor any Material Subsidiary has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Corporation's or any of the Material Subsidiaries' ownership or right to use the Proprietary Rights and, to the best knowledge of the Corporation, there is no basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or has been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Corporation and the Material Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the best knowledge of the Corporation, no person is infringing on or violating the Proprietary Rights owned or used by the Corporation or any of the Material Subsidiaries.

     (k) The Corporation and the Material Subsidiaries have good title to each of the items of real and personal property which are reflected in the financial statements referred to in subparagraph 5(e) or are referred to in the Registration Statement and the Prospectuses as being owned by them and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectuses as being leased by them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectuses or those which do not and will not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole.

     (l) Except as disclosed in the Registration Statement and the Prospectuses, there is no litigation or governmental or other proceeding or investigation at law or in equity before any court or before or by any federal, provincial, state, municipal or other governmental or public department, commission, board, agency or body, domestic or foreign, pending or, to the Corporation's best knowledge, threatened (and the Corporation does not know of any basis therefor) against, or involving the assets, properties or business of, the Corporation or any subsidiary which would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole, nor are there any matters under discussion with any government authority relating to taxes, governmental charges or assessments asserted by any such authority.

     (m) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as described therein, (i) there has not been any material adverse change in the condition (financial or otherwise) or in the assets, properties, business, results of operations or prospects of the Corporation and the Material Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; (ii) the Corporation and the Material Subsidiaries, taken as whole, have not sustained any material loss or interference with their assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labour dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in or incorporated by reference into the Registration Statement and the Prospectuses, except as reflected therein, neither the Corporation nor any of the Material Subsidiaries has (A) issued any shares out of treasury (other than upon the exercise of share options issued under the Corporation's employee share option plans or upon the exercise of previously issued warrants which were described in the Prospectuses) or incurred any liabilities or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business or (B) declared or paid any dividend or made any distribution on of its shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any of its shares.

     (n) None of the Corporation, any of the Material Subsidiaries, or, to the Corporation's knowledge, any other party to any agreement, lease, contract, mortgage, loan agreement, note indenture or other instrument or obligation to which the Corporation or any of the Material Subsidiaries is a party or by which the Corporation or any of the Material Subsidiaries or any of their respective properties is bound, is in breach of or in default in the observance or performance of any term or obligation to be performed by it under any agreement, lease, contract, mortgage, loan agreement, note indenture or other instrument or obligation to which the Corporation or any of the Material Subsidiaries is a party or by which the Corporation or any of the Material Subsidiaries or any of their respective properties is bound and which breach or default, singularly or in the aggregate, if not cured or otherwise corrected within the respective period specified for such cure or correction, would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole, and no event as it relates to the Corporation or any of the Material Subsidiaries, and to the Corporation's knowledge no event as it relates to any other party, has occurred which with notice or lapse of time or both would constitute such a breach or default, in any such case which such breach or default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole.

     (o) Neither the Corporation nor any of the Material Subsidiaries is in violation of (i) any term or provision of its charter or by-laws or
          (ii) any franchise, license, permit, judgment, decree, order, statute, rule or regulation, except, in the case of clause (ii) hereof, where the consequence of such violation would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole.

     (p) All of the outstanding shares of each Material Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. All of the outstanding shares of each Material Subsidiary are beneficially owned by the Corporation, directly or indirectly, as described in the Prospectus, free and clear of any charge, lien, pledge, security interest, equity or encumbrance of any kind (other than restrictions on transfer under applicable U.S. Securities Laws).

     (q) All of the outstanding shares of the Corporation have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares is subject to, or was issued in violation of, the preemptive rights of any shareholder of the Corporation; the Purchased Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and non-assessable, and will not have been issued in violation of or be subject to any preemptive rights of any shareholder of the Corporation; no holder of securities of the Corporation has any rights to the registration of securities of the Corporation as a result of the filing of the Registration Statement or the Prospectuses or otherwise in connection with the sale of the Purchased Shares contemplated hereby; the Corporation had, at June 30, 1997, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectuses under the caption "Capitalization"; the Common Shares of the Corporation conform in all material respects to the description thereof contained in the Registration Statement and the Prospectuses; there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any Common Shares or any security convertible into or exchangeable or exercisable for Common Shares other than as described in the Prospectuses.

     (r) The Company has filed in a timely manner each document or report incorporated by reference in the Prospectuses under the Canadian Securities Laws; each such document or report at the time it was filed conformed, as applicable, to the requirements of the Canadian Securities Laws; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (s) Neither the execution, delivery and performance of this Agreement by the Corporation nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Corporation of the Purchased Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Corporation or any of the Material Subsidiaries pursuant to the terms of, any indenture, mortgage, deed or trust or other agreement or instrument to which the Corporation or any of the Material Subsidiaries is a party or by which any of them or any of their respective properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Corporation or any of the Material Subsidiaries or violate any provisions of the charter or by-laws of the Corporation or any of the Material Subsidiaries.

     (t) Neither the Corporation nor any of the Material Subsidiaries is involved in any labour dispute nor, to the knowledge of the Corporation, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole.

     (u) To the best of the Corporation's knowledge in respect of shareholders of the Corporation and their affiliates (other than the Corporation), no transaction has occurred between (i) the Corporation and any of its shareholders, officers or directors, or (ii) the Corporation and any affiliate or affiliates of any such shareholder, officer or director, that is required to be described in and is not described in the Registration Statement and the Prospectuses.

     (v) The Corporation has filed all tax returns which are required to be filed with any government authority through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

     (w) The Corporation has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

     (x) The Corporation is not, and upon consummation of the transactions contemplated hereby will not be, an "investment company" as such term is defined in the United States Investment Company Act of 1940, as amended.

     (y) The Corporation is not a passive foreign investment company ("PFIC") or foreign personal holding company ("FPHC") within the meaning of Sections 1296 and 552 of the U.S. Internal Revenue Code of 1986, as amended, and the Corporation is not aware of any contemplated action by any shareholder or shareholders of the Corporation which would cause the Corporation to become a PFIC and/or FPHC.

     (z) Except as set forth in the Registration Statement and the Prospectuses, the Corporation and its Material Subsidiaries are in compliance with any and all applicable foreign, federal, provincial, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singularly or in the aggregate, have a material adverse effect on the Corporation and its Material Subsidiaries, taken as a whole.

     (aa) Except as set forth in the Registration Statement and the Prospectuses, the costs and liabilities under Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singularly or in the aggregate, have a material adverse effect on the Corporation and its Material Subsidiaries, taken as a whole.

     (bb) The Purchased Shares have received conditional approval for listing on The Toronto Stock Exchange.

     (cc) The Corporation has not taken and will not take, directly or indirectly, any action designed to, or that might be expected to, cause or result in stabilization or manipulation of the price of the Common Shares. The Corporation has not distributed and will not distribute any prospectus (as such term is defined in Canadian Securities Laws and the Rules and Regulations) in connection with the offering of the Purchased Shares other than the Preliminary Prospectuses and the Prospectuses filed with the Canadian Securities Regulatory Authorities and the SEC.

6.   SERVICES PROVIDED BY UNDERWRITERS AND UNDERWRITING FEE

     In return for the Underwriters' agreement to purchase the Firm Shares which will result from the acceptance of this offer by the Corporation and in consideration of the services to be rendered by the Underwriters in connection therewith, including, without limitation, acting as financial advisors to the Corporation, in assisting in the preparation of documentation relating to the Firm Shares, including the Registration Statement and the Prospectuses (and any amendments therefor supplements thereto), in advising on the final terms and conditions of the Firm Shares, in performing and managing banking, selling or other groups for the sale of the Firm Shares, in distributing the Firm Shares, both directly and to other registered dealers and brokers, co-ordinating sales in the United States through the U.S. Dealers and in performing administrative work in connection with the distribution of the Firm Shares, the Corporation agrees to pay the Underwriters at the Closing Time a fee of 6.5% of the aggregate purchase price set forth in subparagraph 7(a) below (the "Underwriting Fee") out of the general funds of the Corporation and, if any Additional Shares are purchased by the Underwriters pursuant to paragraph 2(b) hereof, an additional fee of 6.5% of the aggregate purchase price of the Additional Shares out of the general funds of the Corporation (the "Additional Underwriting Fee"). Such fees shall be payable as provided for in subparagraph 7(a).

     The Underwriters will be permitted to appoint other registered investment dealers and brokers (or other investment dealers and brokers duly qualified in their respective jurisdictions) as their agents to assist in offering the Purchased Shares and the Underwriters may determine the remuneration payable by the Underwriters to such other investment dealers and brokers appointed by them.

7.   (a)  DELIVERY OF THE SHARES AND PAYMENT THEREFOR

     Delivery to the Underwriters of and payment for the Firm Shares and payment of the Underwriting Fee to the Underwriters by certified cheque or bank draft shall be made at the offices of Aird & Berlis, Toronto, Ontario, on the Closing Date.

     Certificates for the Firm Shares to be purchased hereunder shall be registered in such names and in such denominations as the Underwriters shall request by written notice prior to _____ a.m., _______ time, on the third Business Day preceding the Closing Date. Such certificates shall be made available to the Underwriters in Toronto, as the Underwriters may direct in such written notice, for inspection and packaging not later than _____ a.m., _______ time, on the Business Day preceding the Closing Date. The certificates evidencing the Firm Shares to be purchased hereunder shall be delivered to the Underwriters on the Closing Date against payment to the Corporation, or as the Corporation may direct to the Underwriters in writing not less than 24 hours prior to the Closing Date, of the purchase price therefor, in the case of Firm Shares, by certified or official bank cheque or cheques payable in same day funds and made payable as the Underwriters may direct to the Corporation in writing not less than 24 hours prior to the Closing Date.

     In the event that the Underwriters elect to purchase any Additional Shares pursuant to paragraph 2(b) hereof, the location of the Additional Closing, the delivery of the certificate(s) representing the Additional Shares, the payment by the Underwriters to the Corporation of the aggregate purchase price for the Additional Shares and the payment of the Additional Underwriting Fee by the Corporation to the Underwriters shall be effected in the same manner as set forth in the preceding paragraphs in connection with the closing of the purchase of the Firm Shares.

     (b)  EXPENSES OF TRANSFER AGENT

     The Corporation shall pay all fees and expenses payable to Montreal Trust Company of Canada in connection with the preparation, delivery, certification and exchange of the Purchased Shares contemplated by this paragraph and the fees and expenses payable to Montreal Trust Company of Canada in connection with the initial or additional transfers as may be required in the course of the distribution of the Firm Shares and any Additional Shares.

8.   CONDITIONS

     The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date, and the Additional Shares, if any, on the Additional Closing Date, shall be subject to the accuracy of the representations and warranties in all material respects of the Corporation contained in this Agreement as of the date of this Agreement and as of the Closing Date or the Additional Closing Date, as the case may be (except for representations and warranties which are made in reference to a specific date), the performance by the Corporation of its obligations under this Agreement and the following additional conditions:

     (a) All legal requirements to be fulfilled by the Corporation to enable the Purchased Shares to be offered for sale and sold to the public in each of the Qualifying Provinces by or through the Underwriters and other investment dealers and brokers who comply with applicable Canadian Securities Laws in the Qualifying Provinces shall have been complied with, in all material respects, including the obtaining of a receipt from the OSC under National Policy No.1 of the Canadian Securities Administrators ("NP 1") and the Canadian Securities Regulatory Authorities in such of the other Qualifying Provinces, if any, that have opted out of the NP 1 receipt system. Not later than the second Business Day following the date of this Agreement, the Canadian Supplemented Prospectus shall have been filed with the Canadian Securities Regulatory Authorities in accordance with the PREP Procedures, and the U.S. Supplemented Prospectus shall have been filed with the SEC in accordance with Rule 424(b) of the Rules and Regulations; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Corporation or any Underwriter, threatened by the SEC; no order having the effect of ceasing or suspending the distribution of the Purchased Shares shall have been issued by any Canadian Securities Regulatory Authority or stock exchange in Canada and no proceedings for that purpose shall have been instituted or, to the knowledge of the Corporation or any Underwriter, threatened by any Canadian Securities Regulatory Authority or stock exchange in Canada; and all requests for information. on the part of the Canadian Securities Regulatory Authorities and the SEC shall have been complied with to the satisfaction of the Underwriters.

     (b) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to counsel to the Underwriters, acting reasonably, addressed to the Underwriters from British Virgin Islands counsel to the Corporation, Harney Westwood & Riegels, as to the laws of the British Virgin Islands, which counsel in turn may rely as to matters of fact, on certificates of the auditors of the Corporation, public and stock exchange officials and officers of the Corporation, with respect to the following matters:

          (i) the Corporation has been duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation. The Corporation is duly qualified and in good standing as a foreign or extraprovincial corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Corporation and its Material Subsidiaries taken as a whole;

          (ii) the Corporation has an authorized and outstanding share capital as set forth in the Registration Statement and the Prospectuses. The Purchased Shares have been duly and validly authorized and, when delivered by the Corporation in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights. The Common Shares, Firm Shares and Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectuses;

          (iii) the Corporation has all requisite corporate power and authority to own, lease, operate and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectuses; there are no restrictions in the articles and bylaws of the Corporation that would limit its corporate power and authority to own, operate and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectuses; and the Corporation has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

          (iv) this Agreement and the transactions contemplated herein have been duly authorized by all necessary corporate action and this Agreement has been duly executed and delivered by the Corporation;

          (v) the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Corporation do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Corporation or (B) violate or conflict with any provision of, the constating documents of the Corporation or any material agreement, indenture, lease or other instrument to which the Corporation is a party or by which it or any of its properties is bound that is known to such counsel, which conflict, breach or default would have a material adverse effect on the assets or properties, business, results of operations, prospects or conditions (financial or otherwise) of the Corporation and its Material Subsidiaries, taken as a whole, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Corporation or any of its properties or assets; no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Corporation or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for such as may be required under Canadian Securities Laws or U.S. Securities Laws;

          (vi) to the knowledge of such counsel, the Corporation is not (A) in violation of its constating documents or (B) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectuses or where any such default or defaults in the aggregate would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole;

          (vii) to the knowledge of such counsel, except as disclosed in the Prospectuses, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Corporation or the Material Subsidiaries which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole;

          (viii) the form and terms of the certificates representing the Purchased Shares meet all legal requirements under applicable laws of the jurisdiction of incorporation of the Corporation and have been duly approved by the Corporation; and

          (ix) as to all other legal matters reasonably requested by counsel to the Underwriters relating to the distribution of the Purchased Shares.

     (c) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to counsel to the Underwriters, acting reasonably, addressed to the Underwriters from Bermuda counsel to the

          Corporation, ., as to the laws of Bermuda, which counsel in turn may rely as to matters of fact, on certificates of the auditors of the Corporation, public and stock exchange officials and officers of the Corporation, with respect to the following matters:

          (i) GPL has been duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation. GPL is duly qualified and in good standing as a foreign or extraprovincial corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Corporation or its Material Subsidiaries taken as a whole;

          (ii) all of the issued and outstanding capital stock of GPL has been duly and validly issued and are fully paid and non-assessable and was not issued in violation of preemptive rights and, except as set forth in the Registration Statement and the Prospectus, the Corporation is the registered owner of 100% of the issued and outstanding capital stock of GPL;

          (iii) GPL has all requisite corporate power and authority to own, lease, operate and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectuses; and there are no restrictions in the articles and bylaws of GPL that would limit its corporate power and authority to own, operate and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectuses;

          (iv) the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Corporation do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of GPL or (B) violate or conflict with any provision of, the constating documents of GPL or any material agreement, indenture, lease or other instrument to which GPL is a party or by which it or any of its properties is bound that is known to such counsel, which conflict, breach or default would have a material adverse effect on the assets or properties, business, results of operations, prospects or conditions (financial or otherwise) of the Corporation and its Material Subsidiaries, taken as a whole, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over GPL or any of its properties or assets; no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over GPL or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for such as may be required under Canadian Securities Laws or U.S. Securities Laws;

          (v) to the knowledge of such counsel, GPL is not (A) in violation of its constating documents or (B) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectuses or where any such default or defaults in the aggregate would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole;

          (vi) to the knowledge of such counsel, except as disclosed in the Prospectuses, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Corporation or the Material Subsidiaries which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole; and

          (vii) as to all other legal matters reasonably requested by counsel to the Underwriters relating to the distribution of the Purchased Shares.

     (d) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to counsel to the Underwriters, addressed to the Underwriters from Canadian counsel to the Corporation, Aird & Berlis, as to the laws of Canada and the Qualifying Provinces, which counsel in turn may rely upon the opinions of local counsel where they deem such reliance proper as to the laws other than those of Canada and Ontario and as to matters of fact, on certificates of the auditors of the Corporation, public and stock exchange officials and officers of the Corporation, with respect to the following matters:

          (i) all necessary documents and proceedings have been filed and taken and all other legal requirements have been fulfilled under the laws of each of the Qualifying Provinces to qualify the Purchased Shares to be offered and sold to the public in each of the Qualifying Provinces by or through investment dealers or brokers registered under applicable laws of such provinces who have complied with the relevant provisions of those laws, and no other authorization, approval, permit, consent or license of any government, governmental instrumentality or court in Canada is required for the valid authorization, issuance, sale and delivery of the Purchased Shares; to the knowledge of such counsel, no order having the effect of ceasing or suspending the distribution of the Purchased Shares has been issued by any Canadian Securities Regulatory Authority or The Toronto Stock Exchange and no proceedings for that purpose have been instituted or, threatened by any Canadian Securities Regulatory Authority or The Toronto Stock Exchange;

          (ii) this Agreement constitutes a legal, valid and binding obligation of the Corporation and is enforceable in accordance with its terms, except as enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought; provided that such counsel may express no opinion as to the enforceability of the indemnity provisions of paragraph 10 and the contribution provisions of paragraph 11 of the Agreement;

          (iii) subject to the qualifications set out therein, the statements made in the Prospectuses relating to Canadian income tax laws under "Certain Income Tax Considerations" constitute a fair summary of certain Canadian income tax considerations applicable to those holders of Purchased Shares referred to therein;

          (iv) the form and terms of the certificates representing the Purchased Shares meet all legal requirements under the rules of The Toronto Stock Exchange;

          (v) The Montreal Trust Company of Canada at its principal offices in the Cities of Toronto and Vancouver have been duly appointed as the transfer agent and registrar for the Common Shares;

          (vi) the Purchased Shares have been conditionally approved for listing by The Toronto Stock Exchange on or before the Closing Date;

          (vii) under the laws of the Province of Ontario relating to submission to jurisdiction, the Corporation has validly submitted to the non-exclusive personal jurisdiction of the courts of the Province of Ontario in any action arising out of or relating to this Agreement and has validly appointed Aird & Berlis in paragraph 16 of this Agreement for the purposes described therein; and service of process effected in the manner set forth in paragraph 16 of this Agreement will be effective to confer valid personal jurisdiction over the Corporation in any such action; and

          (viii) as to all other legal matters reasonably requested by counsel to the Underwriters relating to the distribution of the Purchased Shares.

     (e) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to counsel to the Underwriters, addressed to the Underwriters from Mendelsohn Rosentzveig Shacter, regarding compliance with the laws of Quebec relating to the use of the French language in connection with the documents (including any Preliminary Prospectus, the Prospectus, Prospectus Amendments and certificates representing the Purchased Shares) to be delivered to purchasers in Quebec.

     (f) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to counsel to the Underwriters, addressed to the Underwriters from United States counsel to the Corporation, Wilson Sonsini Goodrich & Rosati as to the federal laws of the United States and the laws of the State of California, which counsel in turn may rely as to matters of fact, on certificates of the auditors of the Corporation, public and stock exchange officials and officers of the Corporation, to the following effect:

          (i) SPI has been duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation. SPI is duly qualified and in good standing as a foreign or extraprovincial corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on SPI;

          (ii) all of the issued and outstanding capital stock of SPI has been duly and validly issued and is fully paid and non-assessable and was not issued in violation of preemptive rights and, except as set forth in the Registration Statement and the Prospectuses, the Corporation is the registered owner of 100% of the issued and outstanding capital stock of SPI;

          (iii) SPI has all requisite corporate power and authority to own, lease, operate and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectuses; and there are no restrictions in the articles and bylaws of SPI that would limit its corporate power and authority to own, operate and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectuses;

          (iv) the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Corporation do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of SPI or (B) violate or conflict with any provision of, the constating documents of SPI or any material agreement, indenture, lease or other instrument to which SPI is a party or by which it or any of its properties is bound that is known to such counsel, which conflict, breach or default would have a material adverse effect on the assets or properties, business, results of operations, prospects or conditions (financial or otherwise) of the Corporation and its Material Subsidiaries, taken as a whole, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over SPI or any of its properties or assets; no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over SPI or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for such as may be required under Canadian Securities Laws or U.S. Securities Laws;

          (v) to the knowledge of such counsel, SPI is not (A) in violation of its constating documents or (B) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectuses or where any such default or defaults in the aggregate would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole;

          (vi) to the knowledge of such counsel, except as disclosed in the Prospectuses, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Corporation or the Material Subsidiaries which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and the Material Subsidiaries, taken as a whole;

          (vii) to the best of such counsel's knowledge, the Corporation meets the eligibility requirements for the use of Form S-1 under the 1933 Act and the Rules and Regulations;

          (viii) the Registration Statement has become effective under the 1933 Act; any required filing of the U.S. Supplemented Prospectus or any supplement or amendment thereto containing the Rule 430A Information pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by said Rule 424(b); and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of such counsel's knowledge, are threatened by the SEC;

          (ix) the Registration Statement, as of its effective date, and the U.S. Prospectus and each amendment or supplement thereto, and each document incorporated by reference therein (other than the financial statements and related notes and financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects with the requirements of the 1933 Act and the Rules and Regulations applicable to registration statements on Form S-1;

          (x) no consent, approval, authorization, order, registration or qualification of or with any court, regulatory body or governmental agency or body is required on the part of the Corporation under the federal laws of the

                 United States for the sale of the Purchased Shares by the Corporation or the execution and delivery of this Agreement by the Corporation and the performance by the Corporation of its obligations under this Agreement other than as have been obtained under the 1933 Act (and other than actions as may be required by the rules and regulations of the NASD or state securities or Blue Sky laws, as to which such counsel need not express any opinion), nor, so far as is known to such counsel, will the issue and sale of the Purchased Shares to the Underwriters and the execution and delivery of this Agreement and the performance of its obligations thereunder contemplated therein conflict with or result in a violation of any existing federal law or regulation (assuming compliance with all applicable state securities and Blue Sky laws), or, to such counsel's knowledge, any ruling, or judgment, order or decree of any government, governmental instrumentality or court located in the United States having jurisdiction over the Corporation or any of its property or assets;

          (xi) to the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Corporation or any of the Material Subsidiaries or to which the Corporation or any of the Material Subsidiaries or any of their respective properties is subject, which are material to the Corporation and the Material Subsidiaries taken as a whole, that are required to be described in the Registration Statement or the U.S. Prospectus that are not described as required;

          (xii) the statements made in the U.S. Prospectus relating to United States federal income tax laws and regulations under "Certain Income Tax Considerations", to the extent that the foregoing statements constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects;

          (xiii) the execution and delivery of this Agreement and the performance by the Corporation of its obligations thereunder do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of SPI or (B) violate any provision of, the constating documents of the Corporation or SPI or any material agreement included as an exhibit in the Registration Statement or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any United States federal or state court or public, governmental or regulatory agency or body having jurisdiction over the Corporation or any of its properties or assets; no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Corporation or any of its properties or assets is required for the execution and delivery of this Agreement or the performance by the Corporation of its obligations thereunder, except for such as may be required under Canadian Securities Laws or U.S. Securities Laws;

          (xiv) the Corporation is not and upon consummation of the transactions contemplated hereby, will not be an "investment company" as such term is defined in the United States Investment Company Act of 1940, as amended;

          (xv) in an action on a final and conclusive judgment in personam of any court in the Province of Ontario that is not impeachable as void or voidable under Ontario law, a court of competent jurisdiction in the State of California would give effect to the appointment by the Corporation of Aird & Berlis as its agent to receive service of process in Canada under this Agreement and to the provisions in this Agreement whereby the Corporation submits to the non-exclusive jurisdiction of an Ontario court;

          (xvi) this choice of Ontario law as the law governing this Agreement is a permissible choice of law under the laws of the State of California and in an action properly brought before a California state court or a Federal court sitting in the State of California, Ontario substantive law would be applied in determining the respective rights and obligations of the parties thereto, provided that such court does not determine that the application of such law would be repugnant to the public policy of the State of California. Without having made any special investigation, such counsel is not specifically aware of any public policy of the State of California to which the terms of this Agreement would be repugnant;

          (xvii) under principals of international comity, a California State or a Federal court sitting in the State of California should recognize and enforce, against the immediate parties, a valid judgment for the payment of money (other than a judgment for taxes, a fine or other penalty) rendered by an Ontario court that is conclusive and binding in Ontario (i.e., to the
                                                            ----
                 same extent that such judgment would be recognized and enforced by a court in Ontario), except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding at law or in equity). For purposes of this opinion, a judgment is valid only if (A) under the laws of Ontario, the Ontario court has jurisdiction over the parties in the case, (B) reasonable notice and a reasonable opportunity to be heard was afforded to the person affected, (C) there was compliance with the requirements under Ontario law for the valid exercise of power by the court, (D) the judgment was not procured by fraud, (E) in the case of jurisdiction based only on personal service, the Ontario court was not a seriously inconvenient forum for the trial of the action, (F) such judgment rendered by the court does not conflict with another final and conclusive judgment by any other court, (G) the proceedings in the court rendering such judgment were not contrary to any agreement between the parties under which the dispute in question was to be settled otherwise than by proceedings in that court, (H) such judgment was rendered under a system which provides for impartial tribunals and procedures compatible with the requirements of due process of law under United States law, and (I) the judgment and the cause of action underlying the judgment are not repugnant to the public policy of the State of California.

               In addition, United States counsel to the Corporation shall state that such counsel has participated in conferences with officers and other representatives of the Corporation, representatives of the Underwriters and representatives of the independent auditors of the Corporation, at which conference the contents of the Registration Statement, the Canadian Prospectus and the U.S. Prospectus and related matters were discussed and, although such counsel have not verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus or the documents incorporated by reference, if any, and shall include its statement of belief that on the basis of the foregoing no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement (except for financial statements and notes and schedules intended therein and other financial and statistical data as to which such counsel need not express any opinion), at the time it became effective contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and notes and schedules included therein and other financial and statistical data as to which such counsel need not express any opinion), on the date of the Prospectus or on the Closing Date or the Additional Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


     (g) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, addressed to the Underwriters from United States patent counsel to the Corporation and the Material Subsidiaries, Morrison & Foerster LLP, with respect to matters in connection with the preparation and filing of certain patent applications for methods of treating and preventing colon cancer using balsalazide, metabolites of balsalazide and oxidation products of metabolites of balsalazide (such patent applications and one United States patent issuing from one of such patent applications is listed in Schedule I hereto) to the following effect that:

          (i) the statements in the Registration Statement and Prospectus (A) in the fourth and ninth sentences of the first paragraph under the caption "Risk Factors -- Patents and Proprietary Rights; Expiration of Patents", and (B) in the first, second, third and fourth sentences of the second paragraph under the caption "Colazide" under the caption "Business --Patents and Proprietary Rights" are, to their knowledge, accurate and complete statements or summaries of the matters referred to therein in all material respects;

          (ii) to their knowledge, there are no judicial proceedings pending relating to patent rights of the Corporation to which the Corporation is a party, and, to their knowledge, no such judicial proceedings are threatened by any person and to their knowledge, the Corporation has not received any written notice of infringement of or conflict with any patent rights of others;

          (iii)  to their knowledge, each of the patent applications listed on
                 Schedule I hereto has been properly prepared and filed on behalf of the Corporation;

          (iv) assignment documents listing the Corporation as the sole assignee of each of the United States patent applications listed on Exhibit A hereto (the "Assigned Applications") have been filed with the United States Patent and Trademark Office (the "PTO"), and corresponding Notices of Recordation of Assignment Documents have been received from the PTO and to their knowledge, the Corporation has not received any written communications in which it is alleged that the Corporation is not the sole assignee of the Assigned Applications;

          (v)    to their knowledge, each of the patent applications listed on
                 Schedule I hereto is being prosecuted in a manner sufficient to avoid abandonment of the application (other than abandonment in favour of a continuing application); and

          (vii) they believe that they have complied with their obligation to disclose information material to patentability pursuant to 37 C.F.R. 1.56 in connection with the filing of the United States patent application listed on Schedule I.

          Such counsel shall additionally state that nothing has come to their attention that leads them to believe that the statements in the Patent Paragraphs concerning patents and patent applications for methods of treating and preventing colon cancer using balsalazide, metabolites of balsalazide and oxidation products of metabolites of balsalazide, at the time the Registration Statement became effective, contained an untrue statement of a material fact with respect to such patents and patent applications or omitted to state a material fact with respect to such patents and patent applications required to be stated therein or necessary to make the statements therein not misleading or, as of the date of the Prospectus or as of the date hereof, contained an untrue statement of a material fact with respect to such patents and patent applications or omitted to state a material fact with respect to such patents and patent applications necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters from counsel to the Underwriters, McCarthy Tetrault, with respect to certain of the matters in subparagraph 9(b) and such other matters requested by the Underwriters relating to the distribution of the Purchased Shares; provided that counsel to the Underwriters shall be entitled to rely on the opinions of local counsel as to matters governed by the laws of jurisdictions other than the laws of Canada and Ontario, British Columbia, Alberta and Quebec, and as to matters of fact, on certificates of the auditors of the Corporation, public officials and officers of the Corporation; and provided further that counsel to the Underwriters shall be entitled to rely upon the opinion of counsel to the Corporation, with respect to all matters addressed therein except for subparagraph 8(b)(xiii) and (xiv).

     (i) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date or Additional Closing Date, as the case may be, addressed to the Underwriters from U.S. counsel to the Underwriters, Skadden, Arps, Slate, Meagher & Flom, LLP with respect to the Registration Statement and the Prospectuses and such other related matters as the Underwriters may request, and such counsel shall have received such papers and information as they may request to enable them to pass upon such matters. Skadden, Arps, Slate, Meagher & Flom, LLP shall be entitled to rely upon the opinion of Aird & Berlis as to matters of Canadian law in rendering their opinion.

     (j) The Underwriters shall have received at the Closing Time a letter dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and the Chief Financial Officer and the directors of the Corporation from the auditors of the Corporation, Ernst & Young, LLP confirming the continued accuracy of the comfort letter to be delivered to the Underwriters pursuant to subparagraph 4(k)(viii) with such changes as may be necessary to bring the information in such letter forward to a date not more than four Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, which changes shall be acceptable to the Underwriters.

     (k) The Underwriters shall have received at the Closing Time certificates dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and counsel to the Underwriters and signed by appropriate officers of the Corporation, with respect to the articles and by-laws of the Corporation, all resolutions of the board of directors of the Corporation relating to this Agreement, the incumbency and specimen signatures of signing officers of the Corporation and with respect to all other matters as the Underwriters may reasonably request.

     (l) At the Closing Date, the Purchased Shares shall have been approved for listing on The Toronto Stock Exchange, subject to prior notice of issuance.

     (m) The Underwriters shall have received at the Closing Time a certificate or certificates dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and signed on behalf of the Corporation by the Chief Executive Officer and the Chief Financial Officer of the Corporation or other officers of the Corporation acceptable to the Underwriters, certifying for and on behalf of the Corporation after having made due enquiry and after having carefully examined the Prospectuses and any Prospectus Amendments, that:

          (i) since the respective dates as of which information is given in the Prospectuses as amended by any Prospectus Amendment that
                 (A) there has been no material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation and its Material Subsidiaries, taken as a whole, and (B) no transaction has been entered into by any of the Corporation and its Material Subsidiaries which is material to the Corporation and its Material Subsidiaries taken as a whole, other than as disclosed in the Prospectuses or any Prospectus Amendment, as the case may be;

          (ii) no stop order suspending effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or to the knowledge of such officers, threatened by the SEC; no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Purchased Shares or any other Purchased Shares of the Corporation has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers contemplated or threatened under any Canadian Securities Laws, or by any other regulatory authority;

          (iii) the Corporation has complied in all material respects with the terms and conditions of this Agreement on its part to be complied with up to the Closing Time;

          (iv) the representations and warranties of the Corporation contained in this Agreement are true and correct in all material respects as of the Closing Date or the Additional Closing Date, as the case may be, with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Agreement; and

          (v)    such other matters as the Underwriters may reasonably request.

     (n) The Underwriters shall have received at the Closing Time an executed lock-up agreement from each of Biorex Laboratories Limited, Randy W. Hamilton, Lorin K. Johnson, David E. Lauck and John F. Chappell providing that such company or person will not sell, transfer or assign, without the prior consent of Levesque, such consent not to be unreasonably withheld, any Common Shares of the Corporation or any securities convertible into or exercisable or exchangeable for Common Shares, held or controlled, directly or indirectly by such company or person, for a period of 90 days following the Closing Date.

     (o) The Underwriters shall have received at the Closing Time such further information, certificates and documents as the Underwriters may reasonably request.

9.   RIGHTS OF TERMINATION

     (a)  LITIGATION

     If any inquiry, action, suit, investigation or other proceeding (whether formal or informal) is instituted or threatened or any order is made by any federal, state, provincial, municipal or other governmental authority, department, commission, board, bureau, agency or instrumentality in relation to the Corporation or any of the Material Subsidiaries or the distribution of the Purchased Shares should be announced, instituted or threatened or any order under or pursuant to any laws or regulations of Canada or the Qualifying Provinces or the United States or any state in which the distribution is being made or by The Toronto Stock Exchange or any other regulatory or governmental authority should be made or issued (except in each case for any such proceedings or order based upon the activities or alleged activities of the Underwriters and not of the Corporation), which, in the opinion of any of the Underwriters, operates to or would prevent or restrict the distribution or trading of the Purchased Shares or the investment quality or marketability of the Purchased Shares, any one or more of the Underwriters shall be entitled, at its option and in accordance with subparagraph 9(e), to terminate its obligations under this Agreement by notice to that effect given to the Corporation at any time prior to the Closing Time on the Closing Date.

     (b)  MARKET OUT CLAUSE

     If prior to the Closing Time:

          (i) there should develop, occur or come into effect or be announced any occurrence of national or international consequence or any action, governmental law, regulation or enquiry, or any other occurrence of any nature whatsoever which, in the opinion of any of the Underwriters, adversely affects or would be likely to adversely affect the Canadian or U.S. financial markets or the business of the Corporation and its Material Subsidiaries, taken as a whole, or would be likely to prejudice the success of the proposed issue, sale and distribution of the Purchased Shares;

          (ii) use of the Registration Statement or the Canadian Prospectus shall have been suspended or trading in securities generally on The Toronto Stock Exchange is suspended or materially limited;

          (iii) a banking moratorium is declared by any federal, provincial or state authority in either Canada or the United States; or

          (iv) the state of the Canadian or international financial markets is such that in the opinion of any of the Underwriters, the Purchased Shares cannot be profitably marketed, the Underwriters shall be entitled at their option, in accordance with subparagraph 9(e), to terminate their obligations under this Agreement by written notice to that effect given to the Corporation prior to the Closing Time on the Closing Date.

     (c)  MATERIAL CHANGE

     If prior to the Closing Time, any event shall occur or condition shall exist as contemplated by subparagraph 4(b)(iii) which is a change in a material fact or a material change which results or, in the opinion of any of the Underwriters, might be expected to result, in the purchasers of a material number of Purchased Shares exercising their right under applicable legislation to withdraw from their purchase of Purchased Shares or, in the opinion of any of the Underwriters, might be expected to have a material adverse effect on the market price or value or marketability of the Purchased Shares, any one or more of the Underwriters shall be entitled, at its option, in accordance with subparagraph 9(e), to terminate its obligations under this Agreement by written notice to that effect given to the Corporation prior to the Closing Time.

     (d) NON-COMPLIANCE WITH CONDITIONS

     The Corporation agrees that all terms and conditions in paragraph 8 shall be construed as conditions and complied with so far as they relate to acts to be performed or caused to be performed by it, that it will use its reasonably commercial efforts to cause such conditions to be complied with, and that any breach or failure by the Corporation to comply with any such conditions shall entitle any of the Underwriters to terminate its obligations to purchase the Purchased Shares by notice to that effect given to the Corporation at or prior to the Closing Time, unless otherwise expressly provided in this Agreement. The Underwriters may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to their rights in respect of any other terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Underwriters only if such waiver or extension is in writing and signed by all of the Underwriters.

     (e)  EXERCISE OF TERMINATION RIGHTS

     The rights of termination contained in subparagraphs 9(a), (b), (c) and (d) may be exercised by any of the Underwriters and are in addition to any other rights or remedies any of the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Corporation in respect of any of the matters contemplated by this Agreement or otherwise; provided, however, that in no event may any Underwriter terminate its obligations hereunder as a result of a breach of any covenant, representation or warranty by any Underwriter or as a result of the failure of any Underwriter to satisfy any condition to be satisfied by the Underwriters. In the event of any such termination, there shall be no further liability on the part of the Underwriter to the Corporation or on the part of the Corporation to the Underwriters except in respect of any liability which may have arisen prior to or arise after such termination under paragraphs 10, 11 and 13. A notice of termination given by an Underwriter under subparagraphs 9(a), (b), (c) or (d) shall not be binding upon any other Underwriter.

10.  (a)  INDEMNITY

     The Corporation agrees to indemnify and save harmless each of the Underwriters and each of their directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act from and against all liabilities, claims, losses (other than loss of profits), costs, damages, expenses (including but not limited to lawyers' fees and any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) in any way caused by, or arising directly or indirectly from, or in consequence of:

          (i) any information or statement, except any statement relating solely to the Underwriters, contained in the Registration Statement, the Preliminary Prospectuses, the Prospectuses, the Supplemented Prospectuses or any Prospectus Amendment or post-effective amendment to the Registration Statement or in any certificate of the Corporation delivered pursuant to this Agreement which at the time and in the light of the circumstances under which it was made contains or is alleged to contain an untrue statement of a material fact;

          (ii) any omission or alleged omission to state in the Registration Statement, the Preliminary Prospectuses, the Prospectuses, and Supplemented Prospectuses, any Prospectus Amendment or any certificate of the Corporation delivered pursuant to this Agreement, any fact, except any statement relating solely to the Underwriters, whether material or not, required to be stated in such document or necessary to make any statement in such document, (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Preliminary Prospectuses, the Prospectuses, the Supplemented Prospectuses or any Prospectus Amendment, or post-effective amendment to the Registration Statement not misleading in light of the circumstances under which it was made;

          (iii) any order made or enquiry, investigation or proceedings commenced or threatened by any securities commission or other competent authority based upon any untrue statement or omission or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement or omission or alleged statement or omission relating solely to the Underwriters) in the

                 Prospectuses or any Prospectus Amendment or based upon any failure to comply with the Canadian Securities Laws (other than any failure or alleged failure to comply by the Underwriters) or U.S. Securities Laws, preventing or restricting the trading in or the sale or distribution of the Purchased Shares in any of the Qualifying Provinces or the United States; or

          (iv) the non-compliance or alleged non-compliance by the Corporation with any Canadian Securities Laws or U.S. Securities Laws including the Corporation's non-compliance with any statutory requirement to make any document available for inspection;

provided, however, that the Corporation will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any statements contained in the second, fourth, fifth, ninth or tenth paragraphs of the section of the Prospectuses entitled "Plan of Distribution", the table included in the section entitled "Underwriting" which identifies the underwriters and the allocation of the Shares among them, or the information in the last paragraph of the outside front cover page of the U.S. Prospectus and the last two paragraphs of the outside front cover page of the Canadian Prospectus and provided that the indemnification contained in this subparagraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Purchased Shares by such Underwriter to any person if a copy of the U.S. Prospectus or the Canadian Prospectus, as the case may be, shall not have been delivered or sent to such person within the time required by the 1933 Act or Canadian Securities Laws, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the U.S. Prospectus or the Canadian Prospectus, as the case may be, provided that the Corporation has delivered the U.S. Prospectus or the Canadian Prospectus, as the case may be, to the Underwriters in requisite quantity on a timely basis to permit such delivery or sending. This indemnity agreement will be in addition to any liability which the Corporation may otherwise have including under this Agreement.

     (b)  NOTIFICATION OF CLAIMS

     If any matter or thing contemplated by this paragraph (any such matter or thing being referred to as a "Claim") is asserted against any person or company in respect of which indemnification is or might be considered to be provided, such person or company (the "Indemnified Part)"') will notify the Corporation, as soon as reasonably practicable of the nature of such Claim (provided that any failure to so notify shall relieve the Corporation of liability under this paragraph to the extent only that such failure prejudices its ability to defend or settle such claim) and the Corporation shall be entitled (but not required) to assume the defence of any suit brought to enforce such Claim; provided, however, that the defence shall be conducted through legal counsel acceptable to the Indemnified Party, acting reasonably, that no settlement of any such Claim may be made by the Corporation or the Indemnified Party without the prior written consent of the other parties, acting reasonably, and the Corporation shall not be liable for any settlement of any such Claim unless it has consented in writing to such Settlement.

     (c)  RETAINING COUNSEL

     In any such Claim, the Indemnified Party shall have the right to retain other counsel to act on his or its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless (i) the Corporation and the Indemnified Party shall have mutually agreed to the retention of the other counsel; (ii) the Corporation shall not have employed counsel to have charge of the defence of such action within a reasonable period and time after notice of commencement of the action or (iii) the named parties to any such Claim (including any added third or impleaded party) include both the Indemnified Party and the Corporation and the Indemnified Party shall reasonably conclude that representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them.

11.  (a)  CONTRIBUTION

     In order to provide for a just and equitable contribution in circumstances in which the indemnity provided in paragraph 10 would otherwise be available in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Underwriters or enforceable otherwise than in accordance with its terms, the Corporation (the "Indemnifier") and the Underwriters shall contribute to the aggregate of all claims, expenses, costs and liabilities and all losses (other than loss of profits) of a nature contemplated by paragraph 10 in such proportions as is appropriate to reflect the relative benefits received by the Corporation and the Underwriters from the offering of the Purchased Shares or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Corporation and the Underwriters in connection with the statements or omissions which resulted in such claims, expenses, costs, liabilities or losses as well as any other relevant equitable considerations. The relative benefits received by the Corporation and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Corporation and the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Corporation and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters shall not in any event be liable to contribute, in the aggregate, any amounts in excess of such aggregate fee or any portion of such fee actually received. However, no party who has engaged in any fraud, fraudulent misrepresentation or negligence shall be entitled to claim contribution from any person who has not engaged in such fraud, fraudulent misrepresentation or negligence.

     (b) RIGHT OF CONTRIBUTION IN ADDITION TO OTHER RIGHTS

     The rights to contribution provided in this paragraph shall be in addition to and not in derogation of any other right to contribution which the Underwriters may have by statute or otherwise at law.

     (c)  CALCULATION OF CONTRIBUTION

     In the event that an Indemnifier may be held to be entitled to contribution from the Underwriters under the provisions of any statute or at law, the Indemnifier shall be limited to contribution in an amount not exceeding the lesser of:

          (i) the portion of the full amount of the loss or liability giving rise to such contribution for which the Underwriters are responsible, as determined in subparagraph 11(a); and

          (ii) the amount of the aggregate fee actually received by the Underwriters from the Corporation under this Agreement.

     (d)  NOTICE

     If the Underwriters have reason to believe that a claim for contribution may arise, they shall give the Indemnifier notice of such claim in writing, as soon as reasonably possible, but failure to notify the Indemnifier shall not relieve the Indemnifier of any obligation which it may have to the Underwriters under this paragraph.

     (e) RIGHT OF CONTRIBUTION IN FAVOUR OF OTHERS

     With respect to this paragraph, the Indemnifier acknowledges and agrees that the Underwriters are contracting on their own behalf and as agents for their directors, officers, employees and agents and each person, if any, who controls an Underwriter within the meaning of section 15 of the 1933 Act or subsection 20(a) of the 1934 Act.

12.  SEVERABILITY

     If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

13.  EXPENSES

     Whether or not the transactions contemplated by this Agreement shall be completed, except as specifically provided below, all expenses of or incidental to the creation, issue and delivery of the Purchased Shares and all expenses of or incidental to all other matters in connection with the transaction set out in this Agreement shall be borne by the Corporation directly including, without limitation, all fees and expenses payable in connection with the qualification of the Purchased Shares for distribution, the fees relating to listing the Purchases Shares on any exchanges, fees and expenses relating to any roadshows, including greensheets and other material used or distributed in connection with such roadshows, all fees and expenses of the Corporation's legal counsel, up to U.S. $15,000 of the fees and expenses of U.S. counsel to the Underwriters in connection with any blue sky survey and any filing for review of the offering with the NASD, all fees and expenses of the Corporation's auditors and any other experts or advisers retained by the Corporation, all costs incurred in connection with the preparation and printing of the Registration Statement, as originally filed and all amendments thereof, and the preparation, translation, printing and delivery of any Preliminary Prospectus, any Prospectus, any Supplemented Prospectus, Prospectus Amendments and certificates representing the Purchased Shares, all fees and expenses in connection with the listing of the Common Shares on The Toronto Stock Exchange, and all filing fees of the SEC, NASD and Canadian Securities Regulatory Authorities.

     Except as otherwise provided herein, the fees and disbursements of the Underwriters' counsel, the expenses of forming and managing banking and selling groups and the Underwriters' "out-of-pocket" expenses shall be borne by the Underwriters except that if this Agreement shall terminate or shall be terminated pursuant to any provisions hereof or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Corporation to comply, in any material respect, with the terms or fulfill any of the conditions of this Agreement other than pursuant to subparagraph 9(b) of this Agreement or by reason of a default by the Underwriters, the Corporation agrees to reimburse the Underwriters for all reasonable disbursements and expenses (including fees and expenses of counsel for the Underwriters and the expenses of forming and managing banking and selling groups) incurred by the Underwriters in connection with this Agreement.

14.  (a)  OBLIGATION OF UNDERWRITERS TO PURCHASE

     The Underwriters' obligations under this Agreement are several and not joint. Accordingly:

          (i) each of the Underwriters shall be obligated to purchase only that number of Firm Shares set opposite its name below; and

          (ii) if at the Closing Time any of the Underwriters fails or refuses to purchase its applicable percentage of Firm Shares, the non-defaulting Underwriters who are willing and able to purchase their own applicable percentages of Firm Shares shall be relieved of their obligations under this Agreement, provided that notwithstanding the provisions of this subparagraph, the Underwriters who are willing and able to purchase their own applicable numbers of Firm Shares may, but shall not be obligated to, purchase the total number of Firm Shares in such proportion as may be agreed upon by the Underwriters who are so willing and able.

Notwithstanding anything contained in this subparagraph, the Underwriters shall not be entitled to purchase less than all the Firm Shares.

     Subject to paragraph 2(c) of this Agreement, the applicable number of Firm Shares which each of the Underwriters shall separately be obligated to purchase is as follows:

          Levesque Beaubien Geoffrion Inc.    .
          Yorkton Securities Inc.             .
          Marleau, Lemire Securities Inc.     .
          Midland Walwyn Capital Inc.         .

Nothing contained in this subparagraph shall relieve from responsibility to the Corporation under this Agreement an Underwriter who shall default in its obligation to purchase its applicable percentage of the Firm Shares.

     The provisions of this paragraph 14 shall apply mutatis mutandis to the Additional Shares.

     (b) RIGHT OF CORPORATION TO TERMINATE

     Nothing in this paragraph or paragraph 9 shall oblige the Corporation to sell to the Underwriters less than all of the Firm Shares.

     (c) APPLICATION TO ADDITIONAL SHARES

     The provisions of this paragraph 14 shall apply mutatis mutandis to the Additional Shares.

15.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations, warranties, obligations and agreements of the Corporation contained in this Agreement and in any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Purchased Shares shall survive the purchase of the Purchased Shares and shall continue in full force and effect for a period of two years unaffected by any subsequent disposition of the Purchased Shares by the Underwriters or the termination of the Underwriters' obligations (including termination pursuant to paragraph 9) and shall not be limited or prejudiced by any investigation made by or on behalf of the Underwriters in connection with the preparation of the Prospectuses, any Prospectus Amendments or the distribution of the Purchased Shares. The provisions of this paragraph shall not apply if the Underwriters do not purchase any of the Purchased Shares. In such circumstances, there shall be no further liability of the Corporation to the Underwriters under the terms of this Agreement except in respect of any liability which may have arisen or which may thereafter arise under paragraphs 10 and 11.

16.  AGENT FOR SERVICE

     By the execution and delivery of this Agreement, the Corporation (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Aird & Berlis (or any successor) (together with any such successor, the "Agent for Service"), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Purchased Shares that may be instituted in any court in the Province of Ontario or brought under Canadian Securities Laws, and acknowledges that the Agent for Service has accepted such designation, (li) submits to the non-exclusive jurisdiction of the courts of the Province of Ontario in any such suit or proceeding, and, (iii) agrees that service of process upon the Agent for and written notice of said service to the Corporation (mailed or delivered to its Chief Financial Officer at its principal office in Palo Alto, California, United States), shall be deemed in every respect effective service of process upon the Corporation in any such suit or proceeding. The Corporation further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect for six years from the date hereof.

17.  TIME OF THE ESSENCE

     Time shall be of the essence of this Agreement.

18.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable in Ontario.

19.  FUNDS

     All funds referred to in this Agreement shall be in Canadian dollars unless otherwise noted.

20.  NOTICE

     Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a "notice") shall be in writing addressed as follows:

     If to the Corporation, addressed and sent to:

               Salix Holdings, Ltd.
               3600 W. Bayshore Rd., Suite 205
               Palo Alto, California  94303

               Attention:  David Boyle
               Fax:        (650) 856-1555

          cc.  Wilson Sonsini Goodrich & Rosati, P.C.
               650 Page Mill Road
               Palo Alto, California  94304-1050

               Attention:  Douglas H. Collom
               Fax:        (650) 496-4086

               Aird & Berlis
               Barristers & Solicitors
               BCE Place
               Suite 1800, Box 754
               181 Bay Street
               Toronto, Ontario  M5J 2T9

               Attention:  Jay A. Lefton
               Fax:        (416) 863-1515

     If to Levesque, addressed and sent to:

               Levesque Beaubien Geoffrion Inc.
               1155 Metcalfe St.
               Montreal, Quebec  H3B 4S9

               Attention:  Jacques Lemay
               Fax:        (514) 879-5260

     If to Yorkton, addressed and sent to:

               Yorkton Securities Inc.
               BCE Place
               181 Bay Street, Suite 3100
               Toronto, Ontario  M5J 2T3

               Attention:  Cathy R. Steiner
               Fax:        (416) 864-9134

     If to Marleau, addressed and sent to:

               Marleau, Lemire Securities Inc.
               150 King Street West, Suite 2000
               Toronto, Ontario  M5H 1J9

               Attention:  William A. Tebbutt
               Fax:        (416) 595-0996

     If to Midland, addressed and sent to:

               Midland Walwyn Capital Inc.
               BCE Place
               181 Bay Street, Suite 400
               Toronto, Ontario  M5J 2V8

               Attention:  John D. Grant
               Fax:        (416) 369-8778

or to such other address as any of the parties may designate by notice given to the others.

     Each notice shall be personally delivered to the addressee or sent by fax to the addressee and (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and a notice which is sent by fax shall be deemed to be given and received on the first Business Day following the day on which it is sent.

21.  AUTHORITY OF LEVESQUE

     All steps which must or may be taken by the Underwriters in connection with the agreement resulting from the acceptance of this offer by the Corporation, with the exception of any consent to a settlement pursuant to subparagraph 10(b) (which consent shall be given by the Indemnified Party), a notice of termination pursuant to paragraph 9 (which notice may be given by any of the Underwriters), or any waiver pursuant to subparagraph 9(d) (which waiver must be signed by all of the Underwriters), shall be taken by Levesque on the Underwriters' behalf and the execution of this Agreement by the Underwriters shall constitute the Underwriters' irrevocable delegation to Levesque of such authority and the Corporation's authority for accepting notification of any such steps from, and for delivering the certificates representing the Firm Shares, and any Additional Shares to, or to the order of Levesque.

22.  COUNTERPARTS

     This Agreement may be executed by any one or more of the parties to this Agreement in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding and is agreed to by you, please signify your acceptance by executing the enclosed copies of this letter where indicated below and returning the same to Levesque. upon which this letter as so accepted shall constitute an Agreement among us.

Yours very truly,


LEVESQUE BEAUBIEN GEOFFRION INC.       YORKTON SECURITIES INC.


By:  _____________________________     By:  ______________________________


MARLEAU, LEMIRE SECURITIES INC.        MIDLAND WALWYN CAPITAL INC.


By:  _____________________________     By:  ______________________________


The foregoing offer is accepted and agreed to as of the date first above written.

SALIX HOLDINGS, LTD.


By:  _____________________________


By:  _____________________________